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    As filed with the Securities and Exchange Commission on November 25, 1998


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 18, 1998


                       CHRYSALIS INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


   Delaware                         0-19659                    22-2877973
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)            Identification Number)
incorporation)


                 575 Route 28
            Raritan, New Jersey                                  08869
(Address of Principal Executive Offices)                       (Zip Code)


                                 (908) 722-7900
              (Registrant's Telephone Number, including Area Code)





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Item 5.  Other Information
-------  -----------------

                  On November 18, 1998, Chrysalis International Corporation, a Delaware corporation ("Chrysalis"), announced that it had executed a definitive Agreement and Plan of Merger (the "Merger Agreement") with Phoenix International Life Sciences Inc., a corporation constituted under the laws of Canada ("Phoenix"). In accordance with the terms of the Merger Agreement, Phoenix will acquire Chrysalis pursuant to a merger of one of Phoenix's wholly-owned subsidiaries with and into Chrysalis (the "Merger"). Pursuant to the Merger, Chrysalis stockholders will receive, for each share of Common Stock, par value $.01 per share, of Chrysalis ("Common Stock"), consideration equal to approximately $0.71, based on shares of Common Stock and options to purchase shares of Common Stock outstanding on September 30, 1998. The actual per share consideration will be calculated by dividing $8.29 million by the number of outstanding shares of Common Stock on the date immediately prior to the Merger and the number of shares of Common Stock subject to options having an exercise price less than $0.71. Phoenix has agreed to apply for listing of its common shares on The Nasdaq Stock Market's National Market System. If such listing approval is received within the time frame specified in the Merger Agreement, then the merger consideration will consist of Phoenix common shares (valued as set forth in the Merger Agreement). If such approval is not received within the time frame specified in the Merger Agreement, then the merger consideration will be paid in cash. Consummation of the Merger Agreement is subject to receipt of necessary regulatory approvals (including the expiration or termination of the waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), receipt of the approval of Chrysalis' stockholders and satisfaction of certain other closing conditions, some of which are beyond the parties' control. Chrysalis anticipates that the Merger Agreement will be submitted to Chrysalis' stockholders for their approval in the first quarter of 1999. A copy of Chrysalis' press release announcing the execution of the Merger Agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference. A copy of the Merger Agreement is filed herewith as Exhibit
2.1 and is incorporated herein by reference.

                  Certain stockholders of Chrysalis holding in the aggregate approximately 13.9% of the outstanding shares of Common Stock and options to purchase an additional 1,277,000 shares of Common Stock (based on September 30, 1998 data) have entered into support/voting agreements with Phoenix pursuant to which, among other things, such stockholders have agreed to vote their shares of Common Stock in favor of the approval and adoption of the Merger Agreement. A form of the support/voting agreement is filed herewith as Exhibit 99.2 hereto and is incorporated herein by reference.

                  As reported in Chrysalis' Form 10-Q for the fiscal quarter ended September 30, 1998, as of such date, Chrysalis was in default under its senior secured term loan. In connection with the execution of the Merger Agreement, Chrysalis and the lender executed a forbearance agreement pursuant to which the lender has agreed not to exercise its rights and remedies with respect to such defaults until March 31, 1999 unless the Company breaches another provision of the loan agreement or a material breach of the Merger Agreement occurs. In connection with the forbearance agreement, Phoenix delivered to the lender a guaranty of Chrysalis' debt to such lender and a pledge of cash collateral to secure such guaranty and obtained an option to purchase Chrysalis' debt to such lender. A copy of the forbearance agreement is filed herewith as
Exhibit 99.3 and is incorporated herein by reference.


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                  In connection with entering into the Merger Agreement,
Chrysalis amended its Rights Agreement, dated July 1, 1998, between Chrysalis and American Stock Transfer & Trust Company, as Rights Agent to make the provisions of the Rights Agreement inapplicable to the execution of the Merger Agreement and the consummation of the Merger and other transactions contemplated by the Merger Agreement, in each case in accordance with the terms of the Merger Agreement. The Amendment to the Rights Agreement, dated as of November 18, 1998, between Chrysalis and American Stock Transfer & Trust Company, as Rights Agent, is filed herewith as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

         The following exhibits are filed as part of this report:

2.1 Agreement and Plan of Merger, dated as of November 18, 1999, by and among Chrysalis, Phoenix and Phoenix Merger Sub Corp.

4.1 Amendment to Rights Agreement dated as of November 18, 1998 between Chrysalis and American Stock Transfer & Trust Company, as Rights Agent.

99.1     Press Release

99.2 Form of Support/Voting Agreement, dated as of November 18, 1998, by and between Phoenix on the one hand, and the following stockholders of
         Chrysalis: Jack Barbut, John G. Cooper, J. Chris Jensen, Lief Modeweg, Desmond H. O'Connell, Photios Paulson, Paul J.
         Schmitt, Barry M. Sherman, and W. Leigh Thompson.

99.3 Forbearance Agreement, dated as of November 18, 1998, by and among Chrysalis, its subsidiaries named therein and First Union National Bank.





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                                   SIGNATURES
                                   ----------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, Chrysalis has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CHRYSALIS INTERNATIONAL CORPORATION



                                       By /s/ John G. Cooper
                                          --------------------------
                                          John G. Cooper

Date:    November 25, 1998



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                                  EXHIBIT INDEX
                                  -------------

Number   Exhibit
------   -------

2.1 Agreement and Plan of Merger, dated as of November 18, 1999, by and among Chrysalis, Phoenix and Phoenix Merger Sub Corp.

4.1 Amendment to Rights Agreement dated as of November 18, 1998 between Chrysalis and American Stock Transfer & Trust Company, as Rights Agent.

99.1     Press Release

99.2 Form of Support/Voting Agreement, dated as of November 18, 1998, by and between Phoenix on the one hand, and the following stockholders of
         Chrysalis: Jack Barbut, John G. Cooper, J. Chris Jensen, Lief Modeweg, Desmond H. O'Connell, Photios Paulson, Paul J. Schmitt, Barry M. Sherman, and W. Leigh Thompson.

99.3 Forbearance Agreement, dated as of November 18, 1998, by and among Chrysalis, its subsidiaries named therein and First Union National Bank.




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